UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2015

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2015, EQT GP Holdings, LP (EQGP), the sole member of EQT Midstream Services, LLC (EQM General Partner), the general partner of EQT Midstream Partners, LP, entered into the Third Amended and Restated Limited Liability Company Agreement of the EQM General Partner (as amended, the EQM GP LLC Agreement). The amendments to the EQM GP LLC Agreement included, among other things, designating EQGP as the new sole member of the EQM General Partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the EQM GP LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Third Amended and Restated Limited Liability Company Agreement of EQT Midstream Services, LLC, dated as of May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

	By:	EQT Midstream Services, LLC,
its general partner

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: May 15, 2015

Signature Page to Form 8-K

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
3.1	Third Amended and Restated Limited Liability Company Agreement of EQT Midstream Services, LLC, dated as of May 15, 2015.